UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2008

NOBLE CORPORATION
 (Exact name of registrant as specified in its charter)

Cayman Islands	001-31306	98-0366361
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13135 South Dairy Ashford, Suite 800 Sugar Land, Texas	77478
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 276-6100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events.

Noble Corporation (the “Registrant”) is filing this Current Report on Form 8-K for the purpose of, among other things, incorporating the contents of this report in the Registration Statement on Form S-3 (the “Registration Statement”) that the Registrant will file on the date hereof.

This report is being filed to update (a) Note 19 to the Registrant’s audited consolidated financial statements at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and (b) Note 14 to the Registrant’s unaudited consolidated interim financial statements at September 30, 2008 and for the three months and nine months ended September 30, 2007 and 2008. The updated notes provide information regarding condensed consolidating financial information in accordance with Rule 3-10(c) and (e) of Regulation S-X promulgated by the Securities and Exchange Commission (the “Commission”) for Noble Holding International Limited (“NHIL”), which will be an additional registrant in the Registration Statement. By virtue of filing such financial information for NHIL, NHIL will be exempt from reporting requirements under the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) pursuant to Rule 12h-5 under the Exchange Act. Item 8 of the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 and Item 1 of the Registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 are being amended in their entirety and are attached as exhibits hereto and are incorporated by reference herein.

This report should be read in conjunction with the Registrant’s Annual Report on Form 10-K for the year ended December 31, 2007 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2008, as well as its other filings with the Commission.

ITEM 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2007 — Financial Statements

Exhibit 99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 — Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBLE CORPORATION

Date: November 18, 2008	By: /s/ THOMAS L. MITCHELL
Thomas L. Mitchell,
Senior Vice President and Chief Financial Officer,
Treasurer and Controller

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Item 8 of Annual Report on Form 10-K for the year ended December 31, 2007 — Financial Statements

Exhibit 99.2	Item 1, Quarterly Report on Form 10-Q for the quarter ended September 30, 2008 — Financial Statements